Exhibit 10.24

JAMES RIVER GROUP HOLDINGS, LTD.

FORM OF REGISTRATION RIGHTS AGREEMENT

Dated as of December __________, 2014

Annex A	Notice Addresses

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FORM OF REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of December ______________, 2014, by and among (i) James River Group Holdings, Ltd., a Bermuda company (and any successors in interest thereto, the “Company”); (ii) (a) D.  E.  Shaw CH-SP Franklin, L.L.C., a Delaware limited liability company, D.  E.  Shaw CF-SP Franklin, L.L.C., a Delaware limited liability company, and D.  E.  Shaw Oculus Portfolios, L.L.C., a Delaware limited liability company (collectively, and together with the other members of their Investor Group, the “D.  E.  Shaw Investors”); and (b) The Goldman Sachs Group, Inc., a Delaware corporation, and Goldman Sachs JRVR Investors Offshore, L.P., a Cayman Islands exempted limited partnership, (collectively, and together with the other members of their Investor Group, the “GS Investors,” and, together with the D.  E.  Shaw Investors, the “Original Investors”); (iii) the persons identified as “Management Investors” on the signature pages hereto (the “Management Investors” and, together with the Original Investors, the “Investors”); and (iv) any other Shareholder that may become a party to this Agreement after the date, and subject to and in accordance with the terms and conditions, of this Agreement.  Capitalized terms used in this Agreement without definition shall have the meanings set forth in Section 2.1 below.

W I T N E S S E T H:

WHEREAS, the Company, the Original Investors and Management Investors were party to the Second Amended and Restated Investor Shareholders Agreement, dated as of April 8, 2009 (the “Shareholders Agreement”), which, among other things, provided for certain registration rights for the Original Investors;

WHEREAS, the parties have undertaken an initial Public Offering of the Company’s securities pursuant to the Offering Agreement, dated as of September 23, 2014 (the “Offering Agreement”);

WHEREAS, in connection with the Proposed Offering (as defined in the Offering Agreement), the parties have agreed to terminate the Shareholders Agreement pursuant to the Termination of Shareholders Agreement, of even date herewith;

WHEREAS, notwithstanding the termination of the Shareholders Agreement, the parties desire the Investors to retain certain of the registration rights provided for in the Shareholders Agreement after consummation of the Offering; and

WHEREAS, to provide such registration rights the parties have entered into this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements contained in this Agreement, the parties to this Agreement agree as follows:

Article I

REGISTRATION RIGHTS

1.1       Demand Registrations.

(a)          Requests for Registration.  At any time following the date that is six months after the date on which the Offering is consummated, each Original Investor, subject to

Section 1.1(b) below, may request in writing that the Company effect the registration of all or any part of the Registrable Securities held by such Holder(s) and the other members of its Investor Group (each such request, a “Registration Request”).  Promptly after its receipt of any Registration Request, the Company will give written notice of such Registration Request to all other Holders, and will use commercially reasonable efforts to register, in accordance with the provisions of this Agreement, all Registrable Securities that have been requested to be registered in the Registration Request or by any other Holders by written notice to the Company given within 5 Business Days after the date the Company has given such Holders notice of the Registration Request.  To the extent permitted by Applicable Law, the Company will pay all Registration Expenses incurred in connection with any registration pursuant to this Section 1.1.  Any registration requested pursuant to this Section 1.1(a) or Section 1.1(c) below is referred to in this Agreement as a “Demand Registration.”

(b)          Limitations on Demand Registrations.  Each of (x) the D.  E.  Shaw Investors, collectively, and (y) the GS Investors, collectively, shall be entitled to one Demand Registration in any consecutive 12-month period.  Unless otherwise agreed by the Board, the Company will not be obligated to have a Registration Statement of the Company pursuant to a Demand Registration that is declared effective during the six-month period following the effective date of any other Registration Statement of the Company pursuant to a Demand Registration.  The Company shall not be obligated to effect a Demand Registration unless the aggregate proceeds expected to be received from the sale of the Registrable Securities requested to be included in such Demand Registration equals or exceeds US $100 million, unless otherwise agreed by the Board.  No request for registration will count for the purposes of the limitations in this Section 1.1(b) if (i) the Requesting Holder(s) determine in good faith to withdraw (prior to the effective date of the Registration Statement relating to such request) the proposed registration due to marketing or regulatory reasons; (ii) the Registration Statement relating to such request is not declared effective within 180 days of the date such Registration Statement is first filed with the Commission (other than solely by reason of the Requesting Holder(s) having refused to proceed) and such Requesting Holder(s) withdraws the Registration Request prior to such Registration Statement being declared effective; (iii) prior to the sale of 90 percent of the Registrable Securities included in the applicable registration relating to such request, such registration is adversely affected by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court for any reason and the Company fails to have such stop order, injunction, or other order or requirement removed, withdrawn, or resolved to the reasonable satisfaction of the Requesting Holder(s) within 30 days of the date of such order; (iv) more than 50 percent of the Registrable Securities requested by such Requesting Holder(s) to be included in such registration are not so included pursuant to Section 1.1(f) below; or (v) the conditions to closing specified in the underwriting agreement or purchase agreement entered into in connection with the registration relating to such request are not satisfied or waived (other than as a result of a material default or breach thereunder by any such Requesting Holder(s)).  Notwithstanding the foregoing, to the extent permitted by Applicable Law, the Company will pay all Registration Expenses in connection with any Registration Request pursuant to Section 1.1(a) regardless of whether or not such Registration Request counts towards the limitation set forth above.

(c)          Short-Form Registrations.  The Company will use commercially reasonable efforts to qualify for registration, and thereafter to effect any Demand Registration, on Form S-3 (or, in the event the Company is a Well Known Seasoned Issuer (as defined in the

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Securities Act), Form S-3ASR) or any comparable or successor form or forms or any similar short-form registration (each such Demand Registration, a “Short-Form Registration”).  If requested by an Original Investor and available to the Company, such Short-Form Registration will be a “shelf” Registration Statement providing for the registration of, and the sale on a continuous or delayed basis of, the Registrable Securities pursuant to Rule 415, and to that end the Company will register (whether or not required by Applicable Law to do so) the Shares under the Exchange Act in accordance with the provisions of the Exchange Act following the effective date of the first registration of any securities of the Company on Form S-1 or any comparable or successor form or forms.  In no event shall the Company be obligated to effect any shelf registration other than pursuant to a Short-Form Registration, subject to the final sentence of this Section 1(c).  The Requesting Holder(s) will be entitled to request at any time and from time to time an unlimited number of Short-Form Registrations, if available to the Company, with respect to all or any part of the Registrable Securities held by such Requesting Holders and the other members of their Investor Group(s), in addition to the registration rights provided in Section 1.1(a), provided that the Company will not be obligated to have a Registration Statement pursuant to this Section 1.1(c) (i) declared effective within 90 days after the effective date of any Registration Statement of the Company pursuant to a Demand Registration or (ii) except in the case of a Short-Form Registration relating to a Form S-3ASR with respect to which the Requesting Holder instructs the Company to rely on the “pay-as-you-go” option permitted under Rules 456(b) and 457(r) under the Securities Act, unless the value of Registrable Securities of the Requesting Holder(s) and the other members of their Investor Group(s) included in the applicable Registration Request is at least US $100 million; in each case unless otherwise agreed by the Board.  Promptly after its receipt of any Registration Request for a Short-Form Registration, the Company will give written notice of such Registration Request to all other Holders, and will use commercially reasonable efforts to register, in accordance with the provisions of this Agreement, all Registrable Securities that any Holder has requested in writing to be registered by no later than the fifth day after the date of such notice.  To the extent permitted by Applicable Law, the Company will pay all Registration Expenses incurred in connection with any Short-Form Registration.  If any Demand Registration is proposed to be a Short-Form Registration and an underwritten offering, if the managing underwriter shall advise the Company that, in its opinion, it is of material importance to the success of such proposed offering to file a Registration Statement on Form S-1 (or any successor or similar Registration Statement) or to include in such Registration Statement information not required to be included in a Short-Form Registration, then the Company will file a Registration Statement on Form S-1 or supplement the Short-Form Registration as reasonably requested by such managing underwriter.

(d)          Restrictions on Demand Registrations.  If the filing, initial effectiveness, or continued use of a Registration Statement, including a shelf Registration Statement pursuant to Rule 415, with respect to a Demand Registration would require the Company to make a public disclosure of material non-public information, which disclosure in the good faith judgment of the Board (after consultation with external legal counsel) (i) would be required to be made in any Registration Statement so that such Registration Statement would not be materially misleading; (ii) would not be required to be made at such time but for the filing, effectiveness, or continued use of such Registration Statement; and (iii) would reasonably be expected to have a material adverse effect on the Company or its business or the business of any of its Subsidiaries or on the Company’s ability to effect a material proposed acquisition, disposition, financing,

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reorganization, recapitalization, or similar transaction, then the Company may, upon giving prompt written notice of such action to the Holders participating in such registration, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement; provided that the Company shall not be permitted to do so (x) more than four times during any 12-month period or (y) for periods exceeding, in the aggregate, 90 days during any 12-month period.  In the event the Company exercises its rights under the preceding sentence, such Holders agree to suspend, promptly upon their receipt of the notice referred to above, their use of any prospectus relating to such registration in connection with any sale or offer to sell Registrable Securities.  If the Company so postpones the filing of a prospectus or the effectiveness of a Registration Statement, the Requesting Holder(s) will be entitled to withdraw such Registration Request and, if such Registration Request is withdrawn, such Registration Request will not count for purposes of the limitation set forth in Section 1.1(b) above.  To the extent permitted by Applicable Law, the Company will pay all Registration Expenses incurred in connection with any such aborted registration or prospectus.

(e)          Selection of Underwriters.  If the Requesting Holder(s) intend that the Registrable Securities of their Investor Groups covered by their Registration Request shall be distributed by means of an underwritten offering, such Requesting Holders will so advise the Company as a part of the Registration Request, and the Company will include such information in the notice sent by the Company to the other Holders with respect to such Registration Request.  In such event, the managing underwriter to administer the offering will be chosen by the Holders of a majority of the Registrable Securities being sold in such offering, subject to the prior written consent, not to be unreasonably withheld or delayed, of the Company.  If the offering is underwritten, the right of any Holder to registration pursuant to this Section 1.1 will be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise agreed by the Requesting Holder(s)), and each such Holder will (together with the Company and the other Holders distributing their Equity Securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.  If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw from the underwriting by written notice to the Company, the managing underwriter, and the D.  E.  Shaw Investors.

(f)          Priority on Demand Registrations.  The Company will not include in any underwritten registration pursuant to this Section 1.1 any Equity Securities that are not Registrable Securities without the prior written consent of the Requesting Holder(s).  If the managing underwriter advises the Company that in its reasonable opinion the number of Registrable Securities (and, if permitted, other securities requested to be included in such offering) exceeds the number of securities that can be sold in such offering without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), the Company will include in such offering only such number of Equity Securities that in the reasonable opinion of such underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which Equity Securities will be so included in the following order of priority: (i) first, Registrable Securities of Holders that are Investors or members of any Investor Group, pro rata on the basis of the aggregate number of such Registrable Securities owned by each such Holder; (ii) second, Registrable Securities of any other Holders, pro rata in on the basis of the aggregate number of

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Registrable Securities owned by each such Holder; and (iii) third, any other Equity Securities of the Company that have been requested to be so included (subject to the terms of this Agreement).

1.2       Piggyback Registrations.

(a)          Right to Piggyback.  Whenever the Company proposes to register any of its securities, other than a registration pursuant to Section 1.1 above or a Special Registration, and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities, the Company will give prompt written notice to all Holders of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 5 Business Days after the date of the Company’s notice (a “Piggyback Registration”).  Any Holder that has made such a written request may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, on or before the fifth Business Day prior to the planned effective date of such Piggyback Registration.  The Company may terminate or withdraw any registration under this Section 1.2 prior to the effectiveness of such registration, whether or not any Holder has elected to include Registrable Securities in such registration, and, except for the obligation to pay Registration Expenses pursuant to Section 1.2(c), the Company will have no liability to any Holder in connection with such termination or withdrawal.

(b)          Underwritten Registration.  If the registration referred to in Section 1.2(a) is proposed to be underwritten, the Company will so advise the Holders as a part of the written notice given pursuant to Section 1.2(a).  In such event, the right of any Holder to registration pursuant to this Section 1.2 will be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting, and each such Holder will (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.  If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the lead managing underwriter(s), and the D.  E.  Shaw Investors.

(c)          Piggyback Registration Expenses.  To the extent permitted by Applicable Law, the Company will pay all Registration Expenses in connection with any Piggyback Registration, whether or not any registration or prospectus becomes effective or final.

(d)          Priority on Primary Registrations.  If a Piggyback Registration relates to an underwritten primary offering on behalf of the Company, and the managing underwriters advise the Company that in their reasonable opinion the number of Equity Securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company will include in such registration or prospectus only such number of Equity Securities that in the reasonable opinion of such underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which Equity Securities will be so included in the following order of priority: (i) first, the securities the Company proposes to sell; (ii) second, Registrable Securities of any Holders, pro rata on the basis of the aggregate number of such securities or shares owned by each such

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Holder; and (iii) third, any other securities of the Company that have been requested to be so included (subject to the terms of this Agreement).

(e)          Priority on Secondary Registrations.  If a Piggyback Registration relates to an underwritten secondary registration on behalf of other holders of the Company’s securities (other than a registration pursuant to Section 1.1 above), and the managing underwriters advise the Company that in their reasonable opinion the number of Equity Securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), the Company will include in such registration only such number of Equity Securities that in the reasonable opinion of such underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which Equity Securities will be so included in the following order of priority: (i) first, Registrable Securities of any Holders, pro rata on the basis of the aggregate number of such securities or shares owned by each such Holder and (ii) second, any other securities of the Company that have been requested to be so included (subject to the terms of this Agreement).

1.3      Registration Procedures.  Subject to Section 1.1(d) above, whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to Sections 1.1 or 1.2 above or offered pursuant to Section 1.7 below, the Company will use commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof.  Without limiting the generality of the foregoing, the Company shall as expeditiously as possible:

(a)          prepare and (within 25 days after the end of the 5 Business Day period within which requests for registration may be given to the Company pursuant hereto) file with the Commission a Registration Statement with respect to such Registrable Securities, make all required filings with FINRA and thereafter use commercially reasonable efforts to cause such Registration Statement to become effective, provided that before filing a Registration Statement or any amendments or supplements thereto, the Company will furnish to the participating Holders and Holders’ Counsel copies of all such documents proposed to be filed, which documents will be subject to review of such counsel at the Company’s expense;

(b)          prepare and file with the Commission such amendments and supplements to such Registration Statement and such free writing prospectuses under Rule 433 (each, a “Free Writing Prospectus”) as may be necessary to keep such Registration Statement effective for a period of either (i) not less than six months or, if such Registration Statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by Applicable Law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or three years in the case of shelf Registration Statements (or such shorter period ending on the date that the securities covered by such shelf Registration Statement cease to constitute Registrable Securities) or (ii) such shorter period as will terminate when all of the securities covered by such Registration Statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of

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such Equity Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement;

(c)          furnish to each seller of Registrable Securities such number of copies, without charge, of such Registration Statement, each amendment and supplement thereto, including each preliminary prospectus, final prospectus, any Free Writing Prospectus, all exhibits, and other documents filed therewith and such other documents as such seller may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d)          use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things that may be necessary or reasonably advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

(e)          use commercially reasonable efforts to cause all Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies, authorities and self-regulatory bodies as may be necessary or reasonably advisable in light of the business and operations of the Company to enable the seller or sellers to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition of such Registrable Securities;

(f)          promptly notify each seller of such Registrable Securities and Holders’ Counsel, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, as promptly as practicable, prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(g)          notify each seller of any Registrable Securities covered by such Registration Statement and Holders’ Counsel (i) when the prospectus or any prospectus supplement or post-effective amendment or any Free Writing Prospectus has been filed and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission for amendments or supplements to such Registration Statement or to amend or to supplement such prospectus or for additional information; and (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for any of such purposes;

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(h)          use commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if no similar securities issued by the Company are then listed on any securities exchange, use commercially reasonable efforts to cause all such Registrable Securities to be listed on the New York Stock Exchange or NASDAQ, as determined by the Company;

(i)          provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of, or date of final receipt, for such Registration Statement;

(j)          enter into such customary agreements (including underwriting agreements with customary provisions) and take all such other actions as the Requesting Holder(s) (if such registration is a Demand Registration) or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a share split or a combination of shares);

(k)          make available for inspection by any seller of Registrable Securities and Holders’ Counsel, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant, or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents, and documents relating to the business of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent in connection with such Registration Statement; provided that each Holder will, and will use commercially reasonable efforts to cause each such underwriter, accountant, or other agent to (i) enter into a confidentiality agreement in form and substance reasonably satisfactory to the Company and (ii) minimize the disruption to the Company’s business in connection with the foregoing;

(l)          otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(m)          in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or ceasing trading of any securities included in such Registration Statement for sale in any jurisdiction, use every reasonable effort to promptly to obtain the withdrawal of such order;

(n)          take such other actions as the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including preparing for and participating in such number of “road shows” and all such other customary selling efforts as the underwriters reasonably request in order to expedite or facilitate such disposition;

(o)          obtain one or more comfort letters, addressed to any underwriter(s) and the sellers of Registrable Securities, dated the effective date of or the date of the final receipt issued for such Registration Statement (and, if such registration includes an underwritten Public

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Offering dated the date of the closing under the underwriting agreement for such offering), signed by the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the Holders of a majority of the Registrable Securities being sold in such offering reasonably request;

(p)          provide legal opinions of the Company’s outside counsel, addressed to any underwriter(s) and the Holders of the Registrable Securities being sold, dated the effective date of or the date of the final receipt issued for such Registration Statement, each amendment and supplement to such Registration Statement (and, if such registration includes an underwritten Public Offering, dated the date of the closing under the underwriting agreement), with respect to the Registration Statement, each amendment and supplement to such Registration Statement (including the preliminary prospectus) and such other documents relating to such Registration Statement in customary form and covering such matters of the type customarily covered by legal opinions of such nature; and

(q)          use commercially reasonable efforts to take or cause to be taken all other actions, and do and cause to be done all other things, necessary or reasonably advisable in the opinion of Holders’ Counsel to effect the registration of such Registrable Securities contemplated hereby.

The Company agrees not to file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus or any Free Writing Prospectus used in connection therewith, that refers to any Holder covered by such prospectus or Free Writing Prospectus by name, or otherwise identifies such Holder as the holder of any securities of the Company, without the consent of such Holder, such consent not to be unreasonably withheld or delayed, unless and to the extent such disclosure is required by Applicable Law.  The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such Holder and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

1.4       Registration Expenses.

(a)          Except as otherwise provided in this Agreement, to the extent permitted by Applicable Law, all expenses incidental to the Company’s performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, word processing, duplicating and printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters, and other Persons retained by the Company (all such expenses, “Registration Expenses”), will be borne by the Company.  The Company will, in any event, pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit or quarterly review, the expenses of any liability insurance, and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the New York Stock Exchange or NASDAQ.  All Selling Expenses will be

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borne by the holders of the securities so registered pro rata on the basis of the amount of proceeds from the sale of their shares so registered.

(b)          In connection with each Demand Registration and each Piggyback Registration, to the extent permitted by Applicable Law, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one United States counsel (“Holders’ Counsel”) selected by the D.  E.  Shaw Investors, if any D.  E.  Shaw Investor is participating in such registration, and if not, selected by the Requesting Holders, or if there is no Requesting Holder, by holders of the majority of the Registrable Securities participating in such registration.

1.5       Registration Rights Indemnification.

(a)          Each Holder, each Affiliate of a Holder, any Person who is or might be deemed to be a controlling Person of the Company or any of its Subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, their respective direct and indirect general and limited partners, advisory board members, directors, officers, trustees, managers, members, Affiliates, shareholders and other Excluded Persons, and each other Person, if any, who controls any such Holder or any such controlling person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being referred to in this Agreement as an “Covered Person”) shall be indemnified and held harmless by the Company (but only to the extent of the Company’s assets), to the fullest extent permitted under Applicable Law, from and against any and all loss, liability, and expense (including taxes; penalties; judgments; fines; amounts paid or to be paid in settlement; costs of investigation and preparations; and fees, expenses, and disbursements of attorneys, whether or not the dispute or proceeding involves the Company or any Shareholder) reasonably incurred or suffered by any such Covered Person or to which any such Covered Person may become subject under the Securities Act or otherwise, insofar as such loss, liability, or expense (or actions or proceedings, whether commenced or threatened, in respect of any such loss, liability, or expense) arises out of or is based upon (i) any untrue or alleged untrue statement of material fact contained or incorporated by reference in any Registration Statement, prospectus, preliminary prospectus, or Free Writing Prospectus, or any amendment thereof or supplement thereto or any document incorporated by reference therein, or any other such disclosure document (including reports and other documents filed under the Exchange Act and any document incorporated by reference in such reports and/or documents) or other document or report; (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and the Company will pay and reimburse such Covered Persons for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending, or settling any such loss, claim, liability, action, or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, liability (or action or proceeding in respect thereof), or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made or incorporated by reference in such Registration Statement, any such prospectus, preliminary prospectus, or Free Writing Prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or

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any other such disclosure document (including reports and other documents filed under the Exchange Act and any document incorporated by reference in such reports or documents) or other document or report, or in any application in reliance upon, and in conformity with, written information prepared and furnished to the Company by such Covered Person expressly for use therein.  In connection with an underwritten offering, the Company, if requested, will indemnify such underwriters, their officers and directors, and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Covered Persons.

(b)          In connection with any Registration Statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or prospectus, and will indemnify and hold harmless the Company, its directors and officers, each underwriter and any Person who is or might be deemed to be a controlling person of the Company or any of its Subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each such underwriter against any losses, claims, damages, liabilities, joint or several, to which the Company or any such director or officer, any such underwriter, or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus, preliminary prospectus, or Free Writing Prospectus, or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but in any such case only to the extent that such untrue statement or omission is made in such Registration Statement, any such prospectus, preliminary prospectus, Free Writing Prospectus, or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such Holder expressly for use therein, and such Holder will reimburse the Company and each such director, officer, underwriter, and controlling Person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending, or settling any such loss, claim, liability, action, or proceeding, provided that the obligation to indemnify and hold harmless will be individual and several to each Holder and will be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement and provided, further, that the Holders shall not be obligated to indemnify or hold harmless the Company, any such director or officer, any such underwriter, or any such controlling person against any such losses, claims, damages, or liabilities that constitute consequential, exemplary, punitive, incidental, indirect, or special damages, including damages for loss of profits, loss of use or revenue, or losses by reason of cost of capital.

(c)          Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  If such defense is assumed, the indemnifying party will not, without the indemnified party’s prior consent, settle or compromise any action or claim or

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consent to the entry of any judgment unless such settlement or compromise includes as an unconditional term thereof the release of the indemnified party from all liability, which release shall be reasonably satisfactory to the indemnified party.  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d)          The indemnification provided for in this Section 1.5 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the registration and sale of any securities by any Person entitled to any indemnification hereunder and the expiration or termination of this Agreement.

(e)          If the indemnification provided for in this Section 1.5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, will contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations.  The relevant fault of the indemnifying party and the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission of the indemnifying party and the indemnified party.  Notwithstanding the foregoing, the amount any Holder will be obligated to contribute pursuant to this Section 1.5(e) will be limited to an amount equal to the net proceeds to such Holder of the Registrable Securities sold pursuant to the Registration Statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage, liability, or action or any substantially similar loss, claim, damage, liability, or action arising from the sale of such Registrable Securities).  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

1.6       Participation in Underwritten Registrations.

(a)          No Holder may participate in any registration that is underwritten unless such Holder (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including pursuant to the terms of any over-allotment or “Green Shoe” option requested by the managing underwriter(s), provided that no Holder will be required to sell more than the number of Registrable Securities that such Holder has requested the Company to include in any registration); (ii) completes and executes all questionnaires, powers of attorney,

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indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements; and (iii) cooperates with the Company’s reasonable requests in connection with such registration or qualification (it being understood that the Company’s failure to perform its obligations, which failure is caused by such Holder’s failure to cooperate, will not constitute a breach by the Company of this Agreement).  Notwithstanding the foregoing, no Holder will be required to agree to any indemnification obligations on the part of such Holder that are greater than its obligations pursuant to Section 1.5(b).  Such Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder’s title to the Registrable Securities, such Holder’s intended method of distribution and any other representations required to be made by such Holder under Applicable Law, and the aggregate amount of the liability of such Holder shall not exceed such Holder’s net proceeds from such underwritten offering.

(b)       Each Holder that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 1.3(f), such Holder will forthwith discontinue the disposition of its Registrable Securities pursuant to the Registration Statement until such Holder receives copies of a supplemented or amended prospectus as contemplated by such Section 1.3(f).  In the event the Company gives any such notice, the applicable time period mentioned in Section 1.3(b) during which a Registration Statement is to remain effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 1.6(b) to and including the date when each seller of a Registrable Security covered by such Registration Statement will have received the copies of the supplemented or amended prospectus contemplated by Section 1.3(f).

1.7       Shelf Take-Downs.

(a)        At any time that a shelf Registration Statement covering Registrable Securities is effective, if a Requesting Holder delivers a notice to the Company (an “Underwritten Shelf Take-Down Notice”) stating that such Requesting Holder intends to effect an underwritten offering of all or part of their or their Investor Group’s Registrable Securities included on the shelf Registration Statement (a “Shelf Underwritten Offering”) and stating the number of the Registrable Securities to be included in the Shelf Underwritten Offering, then the Company shall amend or supplement the shelf Registration Statement or related prospectus as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering (taking into account the inclusion of Registrable Securities by any other Holders pursuant to this Section 1.7(a)), provided that (i) no Underwritten Shelf Take-Down Notice may be delivered within 30 days after the effective date of any Registration Statement of the Company hereunder, other than a Form S-3ASR, and (ii) (x) the D.  E.  Shaw Investors, collectively, and (y) the GS Investors, collectively, may only deliver an aggregate of two (2) Underwritten Shelf Take-Down Notices in any consecutive 12-month period.  In connection with any Shelf Underwritten Offering:

(i)          such Requesting Holder shall also deliver the Underwritten Shelf Take-Down Notice to all other Holders included on such shelf Registration Statement and permit each such Holder to include its Registrable Securities included on the shelf

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Registration Statement in the Shelf Underwritten Offering if such Holder notifies the proposing Requesting Holder(s) and the Company within two Business Days after delivery of the Underwritten Shelf Take-Down Notice to such other Holder, provided that in the event the Underwritten Shelf Take-Down Notice is with respect to a Specified Non-Marketed Offering, each other Holder must notify such Requesting Holder(s) and the Company within one Business Day after delivery of the Underwritten Shelf Take-Down Notice to such other Holder;

(ii)         unless otherwise agreed by the Board, the Company shall not be required to undertake any such Shelf Underwritten Offering if the value of Registrable Securities of any Underwritten Shelf Take-Down Notice is less than the greater of (i) US $25 million and (ii) 10% of the market value of the public float of the Company (determined in accordance with Rule 405 under the Securities Act); and

(iii)        in the event that the underwriter advises the Company in its reasonable opinion that marketing factors (including an adverse effect on the per share offering price) require a limitation on the number of shares that would otherwise be included in such take-down, the underwriter may limit the number of shares that would otherwise be included in such take-down offering in the same manner as is described in Section 1.1(f) with respect to a limitation of shares to be included in a registration.

(b)        At any time that a shelf Registration Statement covering Registrable Securities is effective, a Holder(s) may deliver a notice to the Company (a “Shelf Take-Down Notice”) stating that such Holder(s) intend to sell in a non-underwritten offering all or part of their or their Investor Group’s Registrable Securities included on the shelf Registration Statement (a “Shelf Offering”) and stating the number of the Registrable Securities to be included in the Shelf Offering, then the Company shall amend or supplement the shelf Registration Statement or related prospectus as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Offering, provided that no Shelf Take-Down Notice may be delivered within 30 days after the effective date of any Registration Statement of the Company hereunder, other than a Form S-3ASR.  In connection with any Shelf Offering, such Requesting Holder(s) shall also deliver the Shelf Take-Down Notice to all other Holders included on such shelf Registration Statement and permit each Holder to include its Registrable Securities included on the shelf Registration Statement in the Shelf Offering (which Registrable Securities will be included in the same order of priority as is described in Section 1.1(f) as reasonably determined by the Requesting Holder(s)) if such Holder notifies the proposing Requesting Holder(s) and the Company within two Business Days after delivery of the Shelf Take-Down Notice to such other Holder, provided that in the event the Shelf Take-Down Notice is with respect to a Specified Non-Marketed Offering, each other Holder must notify such Requesting Holder(s) and the Company within one Business Day after delivery of the Shelf Take-Down Notice to such other Holder.

1.8       Rule 144 Reporting.  With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

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(a)       make and keep public information available as those terms are understood and defined in Rule 144, at all times from and after 90 days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public; and

(b)       to use commercially reasonable efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements.

1.9      Holdback.  In consideration for the Company agreeing to its obligations under this ARTICLE I, each Holder agrees in connection with any registration of the Company’s securities (whether or not such Holder is participating in such registration) upon the request of the Company and the underwriters managing any underwritten offering of the Company’s securities other than with respect to any Specified Non-Marketed Offerings, not to effect (other than pursuant to such registration) any public sale or distribution of Registrable Securities, including any sale pursuant to Rule 144 or Rule 144A, or make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities, any other Equity Securities, or any securities convertible into or exchangeable or exercisable for any Equity Securities without the prior written consent of the Company or such underwriters, as the case may be, during the Holdback Period so long as all Holders or shareholders holding more than (including any Holders who are members of a Group holding more than) five percent of the outstanding Shares are bound by a comparable obligation (including the same applicable period(s)), provided that nothing in this Agreement shall prevent any Holder that is a partnership, limited liability company or corporation from making a distribution of Registrable Securities to the partners, members or shareholders of such partnership, limited liability company or corporation or a transfer to an Affiliate that is otherwise in compliance with applicable securities laws, so long as such distributees agree to be so bound.  The Company further agrees not to effect (other than pursuant to such registration or pursuant to a Special Registration) any public sale or distribution, or to file any Registration Statement (other than such registration or a Special Registration) covering any of its Equity Securities, or any securities convertible into or exchangeable or exercisable for such securities, during the Holdback Period with respect to an underwritten offering other than a Specified Non-Marketed Offering, if required by the managing underwriter, provided that notwithstanding anything to the contrary in this ARTICLE I, the Company’s obligations under this Section 1.9 shall not apply during any 12-month period for more than an aggregate of 180 days with respect to any Short Form Registrations or Shelf Underwritten Offerings.

1.10     No Inconsistent Agreements.  The Company will not enter into any agreement with respect to its securities that is inconsistent with or violates the rights granted to the Holders in this Agreement or grant any demand registration rights exercisable prior to the time the Investors may first exercise their rights under Section 1.1 above.  Except as provided in this Agreement, the Company will not grant to any Holder or other holder of any securities of the Company registration rights with respect to such securities that are pari passu to the rights granted under this ARTICLE I without the prior consent of the Board, and the Company will not grant to any holder or prospective holder of any securities of the Company registration rights with respect to such securities that are senior to the rights granted under this ARTICLE I to the Investors without the prior written consent of each of the Investors.

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1.11         Stock Splits, etc.  Each party agrees that it will vote to effect a stock split (forward or reverse, as the case may be) with respect to any capital stock of the Company in connection with any registration of such capital stock, if the Board determines, following consultation with the managing underwriter (or, in connection with an offering that is not underwritten, an investment banker) that a stock split would facilitate or increase the likelihood of success of the offering.  Each party agrees that any number of shares of capital stock of the Company referred to in this Agreement shall be equitably adjusted to reflect any stock split, stock dividend, stock combination, recapitalization, or similar transaction.

Article II
DEFINITIONS

2.1           Certain Definitions.

“Affiliate” means, with respect to any Person, (i) any Person directly or indirectly Controlling, Controlled by, or under common Control with such Person; (ii) any Person directly or indirectly owning or Controlling ten percent or more of any class of outstanding voting securities of such Person; or (iii) any officer, director, general partner, or trustee of any such Person described in clause (i) or (ii).  For the avoidance of doubt, for purposes of this Agreement, each of D. E. Shaw & Co., L.P., D. E. Shaw & Co., L.L.C., and David E. Shaw shall constitute “Affiliates” of each of the D. E. Shaw Investors.

“Affiliated Persons” means, with respect to any Investor, any investment funds affiliated with or advised by an Affiliate of such Investor (or any wholly owned direct or indirect Subsidiaries of any such funds) and (a) with respect to each D. E. Shaw Investor, any direct or indirect Subsidiary of D. E. Shaw & Co, L.L.C. or D. E. Shaw & Co., L.P. and any D. E. Shaw Exempted Transferee and (b) with respect to the GS Investors, any direct or indirect Subsidiary of The Goldman Sachs Group, Inc. and any GS Exempted Transferee, and the other GS Investor.

“Agreement” has the meaning set forth in the preamble.

“Applicable Law” means all applicable provisions of (a) constitutions, treaties, statutes, laws (including the common law), rules, regulations, ordinances, codes, or orders of any Governmental Entity; (b) any consents or approvals of any Governmental Entity; and (c) any orders, decisions, injunctions, judgments, awards, decrees of, or agreements with any Governmental Entity.

“Board” means the Board of Directors of the Company or any duly authorized committee thereof.

“Business Day” means a day other than a Saturday, Sunday, or other day on which commercial banks in New York City are authorized or required to close.

“Bye-Laws” means the Bye-Laws of the Company, as amended from time to time in accordance with their terms and conditions and this Agreement.

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“Common Shares” means the Common Shares of the Company, par value $0.0002 per share, and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend, or combination, or any reclassification, recapitalization, merger, consolidation, exchange, or other similar reorganization.

“Commission” means the U.S. Securities and Exchange Commission or any other federal agency administering the Securities Act.

“Company” has the meaning set forth in the preamble.

“Control” means the power to direct the affairs of a Person by reason of ownership of voting securities, by contract, or otherwise.

“Covered Person” has the meaning set forth in Section 1.5(a) above.

“Demand Registration” has the meaning set forth in Section 1.1(a) above.

“D. E. Shaw Exempted Transferees” means the D. E. Shaw Investors and any wholly owned direct or indirect Subsidiary of the D. E. Shaw Investors, which Subsidiary is organized in the United States.

“D. E. Shaw Investors” has the meaning set forth in the preamble.

“Equity Securities” means any and all (a) Common Shares, (b) Preferred Shares, or (c) securities of the Company convertible into, or exchangeable or exercisable for, Common Shares, and options, warrants, or other rights to acquire Common Shares.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

“Excluded Person” means directors, officers, employees, agents, general or limited partners, managers, members, shareholders or Affiliates of the Shareholders, or any director, officer, employee, agent, general or limited partner, manager, member, stockholder, or Affiliate of any of the foregoing, whether or not a director or officer of the Company or any of its Subsidiaries.

“FINRA” means the Financial Industry Regulatory Authority, Inc., or any successor thereto.

“Free Writing Prospectus” has the meaning set forth in Section 1.3(b) above.

“Governmental Entity” means any Bermuda or U.S. federal, state, local or foreign court, legislative, executive, or regulatory authority, or agency.

“Group” has the meaning assigned to such term in Section 13(d)(3) of the Exchange Act.

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“GS Exempted Transferee” means one or more funds managed by Raanan Agus and Kenneth Ebert, and in which Gaurav Bhandari is involved, provided that such fund or funds are controlled directly or indirectly by The Goldman Sachs Group, Inc.

“GS Investors” has the meaning set forth in the preamble.

“Holdback Period” means, with respect to any registered offering covered by this Agreement, 90 days after and during the ten days before, the effective date of the related Registration Statement or, in the case of a takedown from a shelf Registration Statement, 90 days after the date of the prospectus supplement filed with the SEC in connection with such takedown and during such prior period (not to exceed ten days) as the Company has given reasonable written notice to the holder of Registrable Securities, in each or such shorter time as may be agreed by the underwriters in any underwritten offering.

“Holder” means any holder of outstanding Registrable Securities who is a party to this Agreement or to whom the benefits of this Agreement have been validly assigned in accordance with this Agreement.

“Holders’ Counsel” has the meaning set forth in Section 1.4(b) above.

“Investor Group” means, with respect to any Investor, such Investor and any of its Affiliated Persons that are Shareholders.

“Investors” has the meaning set forth in the preamble.

“Management Investors” has the meaning set forth in the preamble.

“Original Investors” has the meaning set forth in the recitals.

“Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivisions thereof, or any Group comprised of two or more of the foregoing.

“Piggyback Registration” has the meaning set forth in Section 1.2(a) above.

“Preferred Shares” means the preferred shares of the Company issued in accordance with the Bye-Laws.

“Public Offering” means an offering of Common Shares pursuant to a Registration Statement filed in accordance with the Securities Act.

“Register,” “registered” and “registration” refers to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement, and compliance with applicable state securities laws of such states in which Holders notify the Company of their intention to offer Registrable Securities.

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“Registrable Securities” means (i) all Shares; (ii) any other stock or securities that the Holders of the Shares may be entitled to receive, or will have received, upon exercise or conversion of the Shares or otherwise pursuant to such Holders’ ownership of the Shares, in lieu of or in addition to Shares; or (iii) any Equity Securities issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clause (i) or (ii) above by way of conversion or exchange thereof or share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation, or other reorganization.  As to any particular securities constituting Registrable Securities, such securities will cease to be Registrable Securities when (x) they have been effectively registered or qualified for sale by prospectus filed under the Securities Act and disposed of in accordance with the Registration Statement covering therein; (y) they have been sold to the public pursuant to Rule 144 or Rule 145 or other exemption from registration under the Securities Act; or (z) they are able to be sold by their Holder without restriction as to volume or manner of sale pursuant to Rule 144 and are held by a Holder of three (3) percent or less of the applicable class outstanding.

“Registration Expenses” has the meaning set forth in Section 1.4(a) above.

“Registration Request” has the meaning set forth in Section 1.1(a) above.  The term Registration Request will also include, where appropriate, a Short-Form Registration request made pursuant to Section 1.1(c) above.

“Registration Statement” means the prospectus and other documents filed with the Commission to effect a registration under the Securities Act.

“Requesting Holder(s)” means, (i) with respect to a Demand Registration, the Original Investor or Original Investors who make the applicable Registration Request, (ii) with respect to a Shelf Underwritten Offering, the Original Investor or Original Investors who deliver the applicable Underwritten Shelf Take-Down Notice and (iii) with respect to a Shelf Offering, the Holder or Holders who deliver the applicable Shelf Take-Down Notice.

“Rule 144” means Rule 144 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

“Rule 144A” means Rule 144A under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

“Rule 145” means Rule 145 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

“Rule 415” means Rule 415 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

“Rule 433” means Rule 433 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

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“Selling Expenses” means all underwriting discounts, selling commissions, and transfer taxes applicable to the sale of Registrable Securities under this Agreement and any other Registration Expenses required by Applicable Law to be paid by a selling Holder.

“Shareholders” means (i) the Investors and (ii) any other holder of any Equity Securities that becomes a party to this Agreement after the date and pursuant to the terms and conditions of this Agreement; provided that any Person shall cease to be a Shareholder if he, she, or it no longer is the holder of any Equity Securities.

“Shares” means issued and outstanding Common Shares.

“Shelf Offering” has the meaning set forth in Section 1.7(b) above.

“Shelf Take-Down Notice” has the meaning set forth in Section 1.7(b) above.

“Shelf Underwritten Offering” has the meaning set forth in Section 1.7(a) above.

“Short-Form Registration” has the meaning set forth in Section 1.1(c) above.

“Special Registration” means the registration of (i) Equity Securities and/or options or other rights in respect of Equity Securities solely registered on Form S-4 or Form S-8 or (ii) shares of equity securities and/or options or other rights in respect of Equity Securities to be offered to directors, members of management, employees, consultants or sales agents, distributors, or similar representatives of the Company or its direct or indirect Subsidiaries or in connection with dividend reinvestment plans, in each case approved, if required, pursuant to the terms and conditions of this Agreement.

“Specified Non-Marketed Offering” means a distribution of Registrable Securities pursuant to a shelf Registration Statement pursuant to Section 1.7 above, where the Registrable Securities covered by the applicable Take-Down Notice (i) constitute less than ten percent of the outstanding equity securities of the Company and (ii) are not to be marketed to the general public pursuant to the applicable plan of distribution.

“Subsidiary” means each Person in which a Person owns or Controls, directly or indirectly, capital stock or other equity interests representing more than 50 percent of the outstanding capital stock or other equity interests.

“Underwritten Shelf Take-Down Notice” has the meaning set forth in Section 1.7(a) above.

Article III
MISCELLANEOUS

3.1           Further Assurances.  Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things, and shall execute and deliver all such further agreements, certificates, instruments, and documents, as any of the Investors reasonably may request, in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated by this Agreement.

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3.2           Amendment; Exercise of Rights and Remedies; Waivers.  Except as otherwise provided in this Agreement, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and each of the Original Investors, or if no Investors remain Holders, the Holders of a majority of the Registrable Securities, provided that in the event that such amendment or waiver would adversely affect a Holder or group of Holders in a manner different from any other Holders, then such amendment or waiver will require the consent of such Holder or the Holders of a majority of the Registrable Securities of such group adversely affected.  A copy of each such amendment shall be sent to each Holder and shall be binding upon each Shareholder; provided, further, that the failure to deliver a copy of such amendment shall not impair or affect the validity of such amendment.

3.3           No Third Party Beneficiaries.  Nothing expressed or referred to in this Agreement will be construed to give any Person, other than the Company and the Shareholders, their respective Excluded Persons and Persons entitled to indemnification pursuant to Section 1.5 above (to the extent provided in Section 1.5 above), any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.

3.4           Successors, Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors, heirs, legal representatives and permitted assigns, including and without the need for an express assignment, subsequent holders of Registrable Securities.  Whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent Shareholders, subject to the provisions contained herein.

3.5           Notices.  All notices and other communications under this Agreement shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or by facsimile, upon confirmation of receipt; (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service; or (c) on the third Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid.  All notices under this Agreement shall be delivered to the addresses set forth on the attached Annex A to this Agreement, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

3.6           Severability.  If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any Applicable Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect.  Notwithstanding the foregoing, upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated by this Agreement are consummated as originally contemplated to the greatest extent possible.

3.7           Headings; Construction.  The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.  All references in this Agreement to Articles, Sections, Exhibits, and Annexes shall be deemed references to Articles and Sections of, and Exhibits and Annexes to, this Agreement

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unless the context shall otherwise require.  Whenever this Agreement provides for any authority, action, approval, consent, or determination that may be exercised, taken, or made by a party, except as otherwise expressly provided, such authority, action, approval, consent, or determination may be exercised, taken, or made based on such party’s absolute and sole discretion.  Whenever this Agreement grants any party the right to consent to an action, such consent, if granted, does not imply any other consent in the future, and no reason need be given for the failure to consent at any time.  For the avoidance of doubt, whenever this Agreement provides for the approval of Shareholders or shareholders, such approval may be given in writing by the requisite Shareholders or shareholders for such approval, as applicable, and such approvals shall not be required to be (but may also be) given at a meeting of shareholders of the Company or pursuant to a written consent in lieu of a shareholders meeting.  The definitions given for terms in ARTICLE II above and elsewhere in this Agreement shall apply equally to both the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms.  References in this Agreement to any agreement or letter (including this Agreement) shall be deemed references to such agreement or letter as it may be amended, restated, or otherwise revised from time to time.  Except where expressly specified to the contrary, whenever the words “include,” “includes,” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” All references in this Agreement to “days” refer to calendar days, unless specified otherwise.

3.8           Entire Agreement.  This Agreement constitutes the entire agreement, and supersedes all prior agreements, understandings, negotiations, and statements, both written and oral, among the parties or any of their Affiliates with respect to the subject matter contained in this Agreement, including the Shareholders Agreement (which has been terminated).

3.9           Governing Law; Jurisdiction; Waiver of Jury Trial.  All disputes, claims, or controversies arising out of or relating to this Agreement, or the negotiation, validity, or performance of this Agreement, or the transactions contemplated by this Agreement shall be governed by and construed in accordance with the laws of the State of New York.  In any action or proceeding between any of the parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each of the parties to this Agreement: (a) irrevocably and unconditionally consents and submits, for itself and its property, to the exclusive jurisdiction and venue of the courts of the State of New York or the United States District Court, in each case located in the Borough of Manhattan in New York City; (b) agrees that all claims in respect of such action or proceeding must be commenced, and may be heard and determined, exclusively in the courts of the State of New York or the United States District Court, in each case located in the Borough of Manhattan in New York City; (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in the courts of the State of New York or the United States District Court, in each case located in the Borough of Manhattan in New York City; and (d) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in the courts of the State of New York or the United States District Court, in each case located in the Borough of Manhattan in New York City.  Each party to this Agreement agrees that a final judgment in any such action or proceeding may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.  EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND

22

AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.09.

3.10         Enforcement.  The parties to this Agreement agree that irreparable damage would occur in the event that any of the provisions of this Agreement to be performed by any party hereto were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that each non-breaching party hereto shall be entitled to an injunction or injunctions or such other equitable relief as may be deemed proper by a court of competent jurisdiction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy or relief to which the parties hereto are entitled at law or in equity.  In the event that the Company or one or more Shareholders shall file suit to enforce the covenants contained in this Agreement (or obtain any other remedy in respect of any breach thereof), the prevailing party in the suit shall be entitled to recover, in addition to all other damages to which it may be entitled, the costs incurred by such party in conducting the suit, including reasonable attorney’s fees and expenses.

3.11         Counterparts.  This Agreement may be executed in any number of counterparts, including by facsimile, each of which shall be an original, but all of which together shall constitute one and the same instrument.

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to he executed on its behalf by its officer or representative thereunto duly authorized) as of the date first above written.

JAMES RIVER GROUP HOLDINGS, LTD.

By:
Name:
Title:

[Signature Page to the Registration Rights Agreement]

D. E. SHAW CF-SP FRANKLIN, L.L.C.
By: D. E. Shaw & Co., L.L.C., as managing member

By:
Name:
Title:

D. E. SHAW CH-SP FRANKLIN, L.L.C.
By: D. E. Shaw & Co., L.L.C., as managing member

By:
Name:
Title:

D. E. SHAW OCULUS PORTFOLIOS, L.L.C.
By: D. E. Shaw & Co., L.L.C., as managing member

By:
Name:
Title:

[Signature Page to the Registration Rights Agreement]

THE GOLDMAN SACHS GROUP, INC.

By:
Name:
Title:

GOLDMAN SACHS JRVR INVESTORS OFFSHORE, L.P.

By:
Name:
Title:

[Signature Page to the Registration Rights Agreement]

J. Adam Abram

Michael T. Oakes

[Signature Page to the Registration Rights Agreement]

MANAGEMENT INVESTORS:

Name:

Name:

Name:

Name:

Name:

Name:

Name:

Name:

Name:

Name:

[Signature Page to the Registration Rights Agreement]

Annex A

NOTICE ADDRESSES

If to the Company, to:

James River Group Holdings, Ltd.
Clarendon House
2 Church Street
Hamilton HM 11 Bermuda
Attention:	Charles Collis, Esq.
Telephone:	(441) 295-1422
Facsimile:	(441) 292-4720

with a copy to (which shall not constitute notice) each Original Investor and:

Bryan Cave LLP
1290 Avenue of the Americas
New York, NY 10104
Attention:	Kenneth L. Henderson, Esq.
Telephone:	(212) 541-2000
Facsimile:	(212) 909-4630

If to any D. E. Shaw Investor, to it at:

Tower 45, 39th Floor
120 West 45th Street,
New York, NY 10036
Attention:	Andrew Lindholm, Esq.
Telephone:	(212) 478-0000
Facsimile:	(212) 478-0100

with a copy to (which shall not constitute notice):

Debevoise & Plimpton LLP
919 Third Avenue
New York, NY 10022
Attention:	Andrew L. Sommer and Peter J. Loughran
Telephone:	(212) 909-6000
Facsimile:	(212) 909-6836

If to the GS Investors, to:

The Goldman Sachs Group, Inc. and Goldman
Sachs JRVR Investors Offshore, L.P.
85 Broad Street, 28th Floor
New York, NY 10004
Attention:	Gaurav Bhandari and Sabrina Liak
Telephone:	(212) 902-8872
Facsimile:	(212) 256-4869

with a copy to (which shall not constitute notice):

[Fried Frank Information]

If to any Management Investor, to such Management Investor in care of the Company, to:

James River Group Holdings, Ltd.
Clarendon House
2 Church Street
Hamilton HM 11 Bermuda
Attention:	Charles Collis, Esq.
Telephone:	(441) 295-1422
Facsimile:	(441) 292-4720

with a copy to (which shall not constitute notice):